MUFG Americas Holdings Corporation Investor Presentation for the Quarter Ended September 30, 2018 MUFG Americas Holdings Corporation

Forward-Looking Statements and Non-GAAP Financial Measures This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended September 30, 2018. MUFG Americas Holdings Corporation Investor Presentation, 3Q18 2

# Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG)

MUFG Americas Holdings Corporation (**MUAH**) and its principal subsidiaries MUFG Union Bank, N.A. (**MUB**) and MUFG Securities Americas (**MUSA**) are owned by MUFG Bank, Ltd. (formerly The Bank of Tokyo-Mitsubishi UFJ, Ltd.) and Mitsubishi UFJ Financial Group, Inc. (**MUFG**). MUFG Bank, Ltd. is a wholly-owned subsidiary of MUFG.

- One of the largest regional bank holding companies in the United States;
- Network of 350 U.S. branches; comprised of 345 full-service retail branches and 5 commercial branches
- Both MUB and MUAH have publicly issued debt securities outstanding

## MUFG Branch / Financial Center Network


MUFG Retail Branches (345)
MUFG Commercial Branches (5)
PurePoint Financial Centers (22)

## Reference Banks' Period-End Assets ($bn) [1,2]


$465
$380
$363
$223
$211
$161
$159
$142
$139
$125
$117
$106
$71
$67
USB
PNC
COF
BBT
STI
MUAH
CFG
FITB
KEY
RF
MTB
HBAN
CMA
ZION

1. Source: SNL Financial as of October 29, 2018
2. 'Reference Banks', referred to throughout this presentation unless otherwise noted, consist of these 13 CCAR-filing public regional banks plus the four largest U.S. money center banks (BAC, C, JPM and WFC) not shown here

## Company Profile as of September 30, 2018

| | MUAH | MUFG[3] |
|---|---|---|
| Headquarters | New York | Tokyo |
| Main Banking Office | San Francisco | Tokyo |
| Employees | Approx. 13,250 | Approx. 151,550 |
| Total Assets | $161.0 billion | $2,706 billion[4] |
| Total Loans Held for Investment | $83.7 billion | $980 billion[4] |
| Total Deposits | $87.8 billion | $1,589 billion[4] |
| Common Equity Tier 1 risk-based capital ratio (fully-phased in) | 16.58%[5] | 12.36%[6] |

3. As of June 30, 2018; MUFG employees is as of March 30, 2018
4. JPY denominated amounts converted to USD based on an exchange rate of 110.54 JPY/USD; refer to MUFG's Investor Relations website (http://www.mufg.jp/english/ir/) for additional information
5. Non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended September 30, 2018
6. Calculated in accordance with Japanese banking regulations based on information derived from MUFG's consolidated financial statements prepared in accordance with Japanese GAAP, as required by the Japanese Financial Services Agency

MUFG Americas Holdings Corporation Investor Presentation, 3Q18 3

# Strong U.S. Franchise


MUFG Americas Holdings Corporation
MUFG Union Bank, N.A.
MUFG Securities Americas Inc.
MUFG
UnionBank
PUREPOINT. FINANCIAL
Corporate and Investment Banking and Global Markets
Serving clients in California and the Pacific Northwest
Direct consumer banking
Broker dealer with Capital Markets, Credit, Rates, Equities and Structured Products offerings

- One of the largest regional bank holding companies in the United States with total assets of $161 billion; subsidiary of MUFG, one of the world's largest financial organizations with $2.7 trillion in assets
- Strong regional network of 345 Union Bank branches primarily in demographically attractive West Coast market with prominent market share along with 5 commercial branches plus a direct national banking platform (PurePoint Financial)
    - Deposit franchise reduces reliance on wholesale funding
- Strong local management team with a majority of independent board members – new business plans include key initiatives, including PurePoint, unsecured consumer lending as well as Commercial and Industrial growth plans
- Conservative risk culture with a high quality loan portfolio with strong credit performance – non-performing assets and net charge-offs consistently below peer set
- Strongly capitalized, with Tier 1 risk-based capital ratio of 16.58% (vs. 11.84% for core peer set)
- Strong liquidity position and favorable credit ratings; MUAH, MUB and MUSA carry solid credit ratings and benefit from ownership by MUFG, one of the world's largest financial organizations

MUFG Americas Holdings Corporation Investor Presentation, 3Q18 4

MUAH is MUFG's Intermediate Holding Company 9/30/18 assets: $124.0bn 9/30/18 assets: $33.4bn 9/30/18 assets: $3.6bn1 The enhanced prudential standards require that all foreign banking organizations with at least $50 billion in assets hold ownership of controlled U.S. subsidiaries through an Intermediate Holding Company (IHC). 1. Net of intercompany eliminations MUFG Americas Holdings Corporation Investor Presentation, 3Q18 5

# MUFG's Journey in the Americas

**WHOLESALE BANK DEVELOPMENT**

**REGIONAL BANK ACQUISTIONS**

**INTEGRATION OF BANK & BRANCH COVERAGE MODELS**

**PROFITABILITY IMPROVEMENT & SUSTAINABLE GROWTH**

**MUFG Bank U.S. BRANCHES: 130+ years of history in the U.S.**

- 2008: Formation of Corporate & Investment Banking
- 2009: Loan Marketing Joint Venture Established (MUFG, Morgan Stanley)
- 2010–2011: Vertical Industry Focus
- 2012–2013: Product Expansion: Public Finance, Global Financial Solutions, Stable Value
- 2015: New U.S. CEO Stephen Cummings



- 2016: MUAH as Intermediate Holding Company Consolidates MUFG U.S. Subsidiaries, including MUFG Securities Americas (EPS Implementation)

2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | Future

- 2008: Became a wholly owned subsidiary of MUFG Bank (Union Bank of California)
- 2008: UBOC Name Changed to UnionBank
- 2010: TamalpaisBancorp ~$600M Assets; Frontier Bank ~$3B Assets
- 2012: Pacific Capital Bancorp ~$6B Assets; smartstreet (A Division of Union Bank) ~$1B Deposits
- 2013: First Bank ~$550M Deposits; PB Capital ~$3.5B Assets
- 2014: MUFG Integration of MUFG Bank's U.S. Banking Operations under MUFG Americas Holdings Corp (MUAH) / MUFG Union Bank
- 2015: Formation of Regional Bank under Single Leadership
- 2017: PUREPOINT. FINANCIAL
- 2018: Announced Acquisition of Intrepid Investment Bankers

**UNION BANK: 150+ years of history in California**

MUFG Americas Holdings Corporation Investor Presentation, 3Q18

6

# Business Model for Four Key Segments

**Branding**

## Regional Bank

UnionBank® PUREPOINT.™ FINANCIAL

**Coverage**

Five main divisions: Consumer Banking, Wealth Markets, Commercial Banking, Real Estate Industries and PurePoint Financial

Two customer segments:

**Consumer:** West Coast individuals, including high net worth
- Products and services include checking and deposit accounts, mortgages, home equity loans, consumer loans, credit cards, bill and loan payment services, merchant services, wealth planning, trust & estate services, investment management, brokerage and private wealth management
- PurePoint serves consumers by offering savings accounts and CD products online with services provided through a call center and a network of financial centers in New York, Florida, Illinois, and Texas

**Commercial**: Institutional clients and businesses with annual revenues up to $1 billion
- Commercial credit products and services include commercial and asset-based loans, accounts receivable, inventory, and trade financing primarily to West Coast corporate customers, and construction loans, commercial mortgages, bridge financing and unsecured funding to professional real estate investors and developers nationwide
- Non-credit products and services include global treasury management, capital market solutions, foreign exchange, interest rate risk and commodity risk management products and services

## U.S. Wholesale & Investment Banking

MUFG

- Delivers the full suite of MUAH products and services to large and mid-sized corporate customers
- Employs an industry-focused strategy including dedicated coverage teams in:
  - General Industries
  - Power and Utilities
  - Oil and Gas
  - Telecom and Media
  - Technology
  - Healthcare and Nonprofit
  - Public Finance
  - Financial Institutions (predominantly Insurance and Asset Managers)
- Provides customers general corporate credit and structured credit services including project finance, leasing and equipment finance, commercial finance, funds finance, and securitizations
- Non-credit products and services include global treasury management, capital market solutions, and various foreign exchange, interest rate risk and commodity risk management products

**Products**

## Transaction Banking

- Automated Clearing House
- Cash Management
- Commercial Card
- Demand Deposit Account
- Institutional Trust and Global Custody
- Money Market Demand Account
- Payables / Receivables
- Treasury Management
- Trade Finance

## MUFG Securities Americas (MUSA)

- Capital Markets
- Collateralized Financings
- Domestic and Foreign Debt and Equity Securities Transactions
- Private Placements
- Sales & Trading
- Securities Borrowed and Loaned
- Securitization

MUFG Americas Holdings Corporation Investor Presentation, 3Q18

7

MUFG Americas Holdings Corporation - Strategic Plan I. Global Priorities Customer and Digital Productivity MUFG Group Business Driven Transformation Improvements Reorganization Approach II. Vision for MUFG Americas Strongly Returns Focus & Sustainable Growth Aligned III.Closing Americas Gaps Strategic To Our Cost Imperatives of Capital Seamless & Efficient Delivery of Solutions Across Legal Entities and Our Regions Strengthen Risk Management Compliance & Controls III. Americas Strategic Imperatives Profitability Deepening Customer Scale --- Relationships Target (Balanced) --- Capital & Liquidity --- Business Mix Customer Optimization Fee Revenues Acquisition Expense Management Strong Foundation & --- Risk Appetite Optimization Infrastructure Efficiency - Top Strategic Initiatives PrioritizedMUFG Americas - Holdings Corporation Investor Presentation, 3Q18 8

Key Initiatives Initiatives to Improve Revenues Scaled USD deposit balance and launched 22 financial centers PurePoint Direct Banking Mortgage Servicing Enhance non-interest income from servicing business by MSR purchases Rights (MSR) Commercial Deepen customer relationships and expand product suite, including originate to distribute model and equity and Industrial margin lending (C&I) Initiatives to Improve Efficiency Resource & location Redistribute part of workforce to a lower cost location and strong labor supply (Phoenix, AZ) strategy IT services Create a technology platform that is resilient, flexible, and agile; improve service model by transformation process re-engineering & cost reduction MUFG Americas Holdings Corporation Investor Presentation, 3Q18 9

2018 Third Quarter MUAH Results For the Three Months Ended September 30, June 30, September 30, (Dollars in millions) 2018 2018 2017 Results of operations: Net interest income $ 832 $ 825 $ 816 Noninterest income 626 596 515 Total revenue 1,458 1,421 1,331 Noninterest expense 1,059 1,083 982 Pre-tax, pre-provision income 1 399 338 349 (Reversal of) provision for credit losses 64 (19) 18 Income before income taxes and including noncontrolling interests 335 357 331 Income tax expense (benefit) 35 28 109 Net income including noncontrolling interests 300 329 222 Deduct: Net (income) loss from noncontrolling interests 6 15 10 Net income attributable to MUAH $ 306 $ 344 $ 232 Compared with the third quarter of 2017, net income increased by $74 million • Total revenue was $1.5 billion, up $127 million from the third quarter of 2017 due to a $111 million increase in noninterest income as a result of higher fees from affiliates partially driven by a change in the presentation of expenses beginning in 2018, and a $16 million increase in net interest income from an increase in earning assets. • Increase in noninterest expense for the third quarter of 2018 compared with the third quarter of 2017 was driven largely by the change in presentation of certain expenses and an increase in salaries and employee benefits expense. • The effective tax rates are lower in 2018 than the comparative prior year periods primarily as a result of the Tax Cuts and Jobs Act. 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle MUFG Americas Holdings Corporation Investor Presentation, 3Q18 10

# MUAH Balance Sheet and Profitability Highlights as of Period End

| (Dollars in millions) | As of Period End September 30, 2018 | June 30, 2018 | September 30, 2017 |
|---|---|---|---|
| **Balance sheet (end of period)** | | | |
| Total assets | $ 161,036 | $ 160,373 | $ 154,852 |
| Total loans held for investment | 83,653 | 82,236 | 78,829 |
| Total securities | 28,397 | 27,014 | 28,457 |
| Securities borrowed or purchased under repo | 21,265 | 20,048 | 21,891 |
| Trading account assets | 11,213 | 12,320 | 10,223 |
| Total deposits | 87,811 | 85,516 | 85,349 |
| Securities loaned or sold under repo | 27,032 | 25,579 | 27,307 |
| Long-term debt | 12,796 | 14,192 | 11,419 |
| Trading account liabilities | 4,029 | 4,991 | 3,338 |
| MUAH stockholders' equity | 18,742 | 18,462 | 18,459 |
| **Performance ratios** | | | |
| Net interest margin [1,2] | 2.30% | 2.30% | 2.36% |
| Return on average assets [1] | 0.68 | 0.64 | 0.67 |
| Return on average MUAH stockholders' | 5.92 | 5.60 | 5.64 |
| Return on tangible common equity [1,4] | 7.47 | 7.09 | 7.10 |
| Efficiency ratio [3] | 78.93 | 82.45 | 75.57 |

Compared to the previous quarter:

- Total assets increased $663 million driven by increased loans held for investment of $1.4 billion, and securities of $1.4 billion, and offset by a decrease in trading account assets and cash and cash equivalents.
- Loans held for investment increased primarily due to growth in the residential mortgage portfolio.
- Total deposits increased $2.3 billion largely due to time deposits related to Consumer Banking and PurePoint, partially offset by lower transaction and money market accounts.

1. Annualized
2. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rates of 21% and 35% for 2018 and 2017, respectively
3. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income)
4. Non-GAAP financial measure. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended September 30, 2018

MUFG Americas Holdings Corporation Investor Presentation, 3Q18

11

Strong and High Quality Capital Base MUAH's capital ratios exceed the average of the Reference Banks1 Reference Banks' MUAH Capital Ratios Average1 September 30, September 30, Capital ratios: 2018 2018 June 30, 2018 Regulatory: Common Equity Tier 1 risk-based capital ratio 10.71% 16.58% 16.24% Tier 1 risk-based capital ratio 11.84 16.58 16.24 Total risk-based capital ratio 13.92 17.54 17.15 Tier 1 leverage ratio 9.64 10.38 10.28 Other: Tangible common equity ratio2 8.25 9.65 9.51 Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully N/A 16.58 16.24 phased-in)2 MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules, with certain provisions subject to phase-in periods. 1. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks’ average based on reporting through October 29, 2018 (Source: SNL Financial) 2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended September 30, 2018 MUFG Americas Holdings Corporation Investor Presentation, 3Q18 12

# MUAH's Capital, Asset Quality and Ratings Compare Favorably

## Common Equity Tier 1 (Basel 3) Ratio[1]



20%
18%
16%
14%
12%
10%
8%
6%
16.58%
10.71%
3Q18
MUAH
Reference Banks' Average

## Net Charge-offs / Average Loans[1,2]



0.6%
0.4%
0.2%
0.0%
0.41%
0.03%
3Q18
MUAH
Reference Banks' Average

## Nonperforming Assets / Total Loans[1]



1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
1.10%
0.49%
3Q18
MUAH
Reference Banks' Average

## Reference Banks' Credit Ratings[1,3]

| | Holding Company Ratings | | | Bank Ratings | | |
|---|---|---|---|---|---|---|
| Long-term ratings | S&P | Moody's | Fitch | S&P | Moody's | Fitch |
| U.S. Bancorp | A+ | A1 | AA- | AA- | A1 | AA- |
| Wells Fargo & Company | A- | A2 | A+ | A+ | Aa2 | AA- |
| MUAH | A- | A2 | A | A | A2 | A |
| BB&T Corporation | A- | A2 | A+ | A | A1 | A+ |
| JPMorgan Chase & Co. | A- | A2 | AA- | A+ | Aa2 | AA |
| PNC Financial Services | A- | A3 | A+ | A | A2 | A+ |
| M&T Bank | A- | A3 | A | A | A3 | A |
| Comerica | BBB+ | A3 | A | A- | A3 | A |
| Fifth Third Bancorp | BBB+ | Baa1 | A- | A- | A3 | A- |
| Bank of America Corp. | A- | A3 | A+ | A+ | Aa3 | AA- |
| Citigroup Inc. | BBB+ | Baa1 | A | A+ | A1 | A+ |
| KeyCorp | BBB+ | Baa1 | A- | A- | A3 | A- |
| SunTrust Banks | BBB+ | Baa1 | A- | A- | Baa1 | A- |
| Citizens Financial Group | BBB+ | NR | BBB+ | A- | Baa1 | BBB+ |
| Huntington | BBB+ | Baa1 | A- | A- | A3 | A- |
| Capital One Financial Corp. | BBB | Baa1 | A- | BBB+ | Baa1 | A- |
| Regions Financial Corp. | BBB+ | Baa2 | BBB+ | A- | Baa2 | BBB+ |
| Zions Bancorporation | BBB | (P)Baa3 | BBB | BBB+ | Baa3 | BBB |

1. Reference Banks consist of the 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through October 29, 2018 (Source: SNL Financial)
2. Annualized
3. Ratings as of October 25, 2018

MUFG Americas Holdings Corporation Investor Presentation, 3Q18
13

Robust Liquidity Profile MUB MUAH Deposit franchise reduces reliance on wholesale funding Holding company maintains liquidity to meet expected Substantial available liquidity includes: obligations for at least 24 months without access to funding • Excess Reserves1: $2.3 billion MUAH consolidated is compliant with modified LCR • Unpledged securities: $24.8 billion Double leverage ratio is 103%2 • Unused FHLB capacity: $19.9 billion MUB's Investment Portfolio, Carrying Value3 ($ billions) MUAH Consolidated Funding Sources ($ billions) Medium- and Long-term Debt: U.S. $12.8 Treasury Commercial Paper and Other Short-term Borrowings: $8.3 Agency $1.5 $0.9 RMBS $1.1 Agency CMBS $17.3 $1.4 Securities Loaned or Sold Under Repo: $27.0 RMBS $2.3 Deposits: $87.8 CMBS CLO $4.5 Other 1. Interest bearing deposits in banks 2. Source: MUAH FR Y-9LP as of June 30, 2018; defined as the Total Equity Investment in Subsidiaries divided by Total Equity. Management believes that this is a useful measure because it enables investors and others to assess the extent to which the Company is using debt to fund its equity investment in its subsidiaries 3. Amortized Cost / Carrying Amount reflects amortized cost except for balances transferred from AFS to HTM. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer MUFG Americas Holdings Corporation Investor Presentation, 3Q18 14

Securities Financing Portfolio Securities Financing Maturity Profile Securities financing activity largely conducted through MUSA 30,000 Securities financing portfolio is primarily 25,000 $23,134 collateralized by high quality, liquid assets 20,000 ) s n • Approximately 87% is collateralized by o i l l i 15,000 $12,556 M ( U.S. Treasuries and Agency MBS and $ $10,191 $9,091 10,000 13% is backed by equities, credit and $4,994 5,000 $3,509 $3,628 other $1,400 0 Robust risk management framework 1 O/N and Continuous 2-30 days 31-90 days > 90 days governs secured financing profile including Assets Liabilities guidelines and limits for tenor gaps, Assets Liabilities counterparty concentration and stressed 2.2% 2.9% liquidity outflows 2.5% 3.6% 7.2% 6.2% 36.9% 46.7% 40.8% 51.1% 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory MUFG Americas Holdings Corporation Investor Presentation, 3Q18 15

Internal TLAC1 Requirement to be Effective January 1, 2019 MUAH has sufficient aggregate capital and debt to achieve quantitative TLAC requirements; some modifications are required TLAC-related implications to MUAH due to MUFG's status as a single point of entry G-SIB are: • 18.5% of RWA overall Internal TLAC requirement; minimum 6% must be issued as eligible long-term debt • Internal TLAC must be issued by MUAH to a foreign affiliate (MUFG Bank); internal TLAC instruments may not be issued to third party investors • TLAC-eligible long-term debt will contain a contractual conversion ("bail-in") trigger while remaining external debt will not • Clean Holding Company requirements limit MUAH's external liabilities including debt, derivatives and guarantees • Compliance mandatory by January 1, 2019 MUFG is expected to be the external TLAC issuing entity for the global organization Note: MUAH is currently evaluating the impact of the NPR issued in April 2018 by the Federal Reserve and OCC which is intended to recalibrate the enhanced supplementary leverage ratio 1. "Total Loss-Absorbing Capacity, Long-Term Debt, and Clean Holding Company Requirements for Systemically Important U.S. Bank Holding Companies and Intermediate Holding Companies of Systemically Important Foreign Banking Organizations," Federal Register Vol. 82, No. 14, January 24, 2017; does not include FHLB balances MUFG Americas Holdings Corporation Investor Presentation, 3Q18 16

MUAH Long-Term Debt Outstanding and Maturity Schedule1 As of September 30, 2018 2 2 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes nonrecourse debt, junior subordinated debt, FHLB Loans and capital leases 2. Early full redemption of Senior Notes due 2020 and partial $100 million redemption of Senior Notes due 2025. Redemption date is November 8, 2018 MUFG Americas Holdings Corporation Investor Presentation, 3Q18 17

# Deposit Trends

**Average deposit balances have been steady over the last year**

**Average Quarterly Deposit Breakdown ($ billions)[3]**



85
33
5
9
37
1Q18
85
33
6
9
36
2Q18
86
32
8
9
37
3Q18
Transaction & Money Market
Savings
Time
Noninterest Bearing

**Major Deposit Share in Key California Locations[1,2]**

| Metropolitan Statistical Area (MSA) / State | Rank | Share (%) |
|---|---|---|
| Santa Maria-Santa Barbara, CA | 2 | 16.47 |
| San Diego-Carlsbad, CA | 4 | 12.42 |
| Los Angeles-Long Beach-Anaheim, CA | 4 | 8.15 |
| Fresno, CA | 4 | 7.54 |
| Oxnard-Thousand Oaks-Ventura, CA | 5 | 5.7 |
| Salinas, CA | 5 | 8.8 |
| Riverside-San Bernardino-Ontario, CA | 6 | 4.0 |
| Sacramento--Roseville--Arden-Arcade, CA | 5 | 4.4 |
| San Francisco-Oakland-Hayward, CA | 7 | 2.45 |
| Seattle-Tacoma-Bellevue, WA | 10 | 1.79 |
| San Jose-Sunnyvale-Santa Clara, CA | 10 | 2.17 |
| **Overall California** | **4** | **5.64** |
| **Overall Washington** | **13** | **1.28** |

**PUREPOINT.™ FINANCIAL**

- PurePoint Financial, a division of MUFG Union Bank, N.A., is a hybrid digital bank aimed at committed savers
- PurePoint offers savings accounts and certificates of deposit (CDs), combining the convenience of online banking with in-person client service at PurePoint Financial Centers
- This model enables PurePoint to deliver competitive rates and an exceptional client experience the way clients want to bank - online, over the phone or in person
- As of September 30, 2018 PurePoint deposit balances were $5.2 billion
- There are currently 22 PurePoint Financial centers

1. Source: SNL Financial as of September 30, 2018; updated annually
2. The above balances do not include PurePoint deposits which are primarily placed with customers outside MUB's West Coast markets
3. Average quarterly balances may not total due to rounding

MUFG Americas Holdings Corporation Investor Presentation, 3Q18

18

Earning Asset Mix MUB's loan portfolio is primarily residential mortgage and commercial; MUSA contributes trading and securities financing assets. 2 Earning Asset Mix 1 Loan Portfolio Composition Trading Assets & Home Equity & Other Other: 8.5% Consumer 5.2% Securities Purchased under Repo and Securities Borrowed: 13.8% Commercial & Industrial 27.9% Cash and equivalents: Residential Mortgage 3.0% 45.5% Loans: 56.4% Securities: 18.4% Commercial Mortgage 18.0% Lease Financing 1.7% Construction 1.8% 1. Average balance for the quarter ended September 30, 2018. May not total 100% due to rounding 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans. May not total 100% due to rounding MUFG Americas Holdings Corporation Investor Presentation, 3Q18 19

Commercial Loan Portfolio Commercial loan balance remains stable in 3Q2018 after recent declines in loan balances. Net charge-offs were also stable quarter-over-quarter. Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs ($mm) MUFG Americas Holdings Corporation Investor Presentation, 3Q18 20

Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality. Residential Mortgage Loan Portfolio Home Equity & Other Consumer Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Period-end Loan Balances and Net Charge-offs ($mm) $36,660 $37,552 $38,059 $34,205 $35,643 $2 $1 $1 $— $— 3Q17 4Q17 1Q18 2Q18 3Q18 Net Charge-offs Residential Mortgage MUFG Americas Holdings Corporation Investor Presentation, 3Q18 21

Net Interest Margin Impacted by Low Rate Environment Net interest margin decreased 10 basis points during the third quarter of 2018, compared with the same period in 2017. Net Interest Income & Margin ($mm) Earning Assets ($bn) $816 $825 $825 $832 $799 $145 $144 $146 $146 $139 $4 $3 $4 $4 2.37% 2.33% 2.32% $2 2.28% 2.27% 11 13 13 10 12 20 21 22 21 20 27 27 28 27 27 79 80 81 82 83 1 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 1 2 Net Interest Margin Net Interest Income Loans Securities Securities Purchased under Repo and Borrowed Trading Assets & Other Cash and Equivalents 1. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rates of 21% and 35% for 2018 and 2017, respectively 2. Total loans held for investment MUFG Americas Holdings Corporation Investor Presentation, 3Q18 22

Interest Rate Risk Management of Exposures Other Than Trading Net Interest Income (NII) Sensitivity ($mm) +200 bps 12-month horizon Gradual parallel yield curve shift over -100 bps MUFG Americas Holdings Corporation Investor Presentation, 3Q18 23

# Asset Quality Trends

## Nonperforming Assets / Total Loans[1]



2.0%
1.0%
0.0%
1.29%
1.47%
1.15%
1.07%
1.10%
0.59%
0.58%
0.43%
0.49%
0.49%
3Q17
4Q17
1Q18
2Q18
3Q18
MUAH
Reference Banks' Average 2

## Net Charge-offs (Recoveries) / Average Loans[1,3]



1.0%
0.5%
0.0%
-0.5%
0.42%
0.48%
0.44%
0.39%
0.41%
0.03%
0.01%
0.05%
0.04%
0.03%
3Q17
4Q17
1Q18
2Q18
3Q18
MUAH
Reference Banks' Average 2

## Criticized[4] & Nonaccrual Loans / Total Loans



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.35%
1.95%
1.94%
1.82%
1.80%
0.59%
0.58%
0.43%
0.49%
0.49%
3Q17
4Q17
1Q18
2Q18
3Q18
Criticized Percent of Total Loans Held For Investment
Nonaccrual Loans % Of Total Loans Held For Investment

## Nonperforming Assets by Loan Type ($mm)



$500
$400
$300
$200
$100
$0
23
112
22
308
0.30%
22
104
20
319
0.30%
22
102
15
211
0.22%
23
100
11
270
0.25%
20
111
12
268
0.26%
3Q17
4Q17
1Q18
2Q18
3Q18
Commercial & Industrial
Commercial Mortgage
Residential Mortgage
Home Equity and Other Consumer
Other (OREO)
NPA / Total Assets

1. Source: SNL Financial and company reports
2. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through October 29, 2018 (Source: SNL Financial)
3. Annualized ratio
4. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status

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# Commercial Real Estate Overview

**Largely secured, California-focused commercial real estate-purposed loans[1] with strong credit performance**

## Q3 2018 Property Type Breakdown



Unsecured: 7%
Other: 14%
Multi-Family: 36%
Industrial: 12%
Secured 93%
Retail: 15%
Office: 16%

## Q3 2018 Geographic Distribution[2]



Other: 14%
Los Angeles: 21%
Oregon: 2%
Ilinois: 4%
Washington: 7%
Orange: 9%
California 66%
New York: 7%
San Diego: 11%
Other: 16%
Santa Clara: 5%
Alameda: 3%
San Francisco: 2%

## Commercial Real Estate Statistics

| ($ MM) | September 30, 2017 | December 31, 2017 | September 30, 2018 |
|---|---|---|---|
| **Commitments** | **$ 21,101** | **$ 21,141** | **$ 21,539** |
| Commercial and Industrial | 3,699 | 3,540 | 3,720 |
| Commercial Mortgage | 14,326 | 14,529 | 15,218 |
| Construction | 3,077 | 3,071 | 2,602 |
| **Outstandings** | **17,683** | **17,714** | **18,193** |
| Commercial and Industrial | 1,698 | 1,645 | 1,703 |
| Commercial Mortgage | 14,129 | 14,294 | 15,010 |
| Construction | 1,857 | 1,775 | 1,480 |
| **Nonperforming Loans** | **23** | **21** | **12** |

1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses. Does not include CMBS in the investment or trading portfolios
2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA); may not add to 100% due to rounding

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# Consumer Loans Performed Well Through the Crisis

## Residential Mortgage Performance Trends
(30 days Past Due + in Foreclosure) [3]



40.0%
30.0%
20.0%
10.0%
0.0%
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18
MUAH
MBA-CA Conventional
National Conventional
MBA-CA Conventional ARM

## Home Equity and Other Consumer Total Delinquency (30 Days + Past Due) [3,4]



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18
MUAH
National (SA)
CA HE 30+ (NSA)

Residential Mortgage Portfolio as of September 30, 2018:

- 36% interest-only (non-amortizing)
  - 65% weighted average LTV[1] for the I/O portfolio
- No subprime programs or option ARM loans
- Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs
- 82% of the consumer portfolio has a refreshed FICO score of 720 and above[2]
- 98% has an LTV less than or equal to 80%

1. At origination
2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans
3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association
4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag

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# Key MUFG Group Credit Ratings

| | | MUFG Union Bank, N.A. | | MUFG Securities Americas Inc. | MUFG Americas Holdings Corporation | MUFG Bank, Ltd. | Mitsubishi UFJ Financial Group, Inc. |
|---|---|---|---|---|---|---|---|
| | | Deposits | Senior Debt | Senior Debt | Senior Debt | Senior Debt | Senior Debt |
| Moody's | Long-Term | Aa2 | A2 | — | A2 | A1 | A1 |
| | Short-Term | P-1 | P-1 | — | — | P-1 | P-1 |
| Standard & Poor's | Long-Term | — | A* | A* | A-* | A* | A-* |
| | Short-Term | — | A-1 | A-1 | A-2 | A-1 | — |
| Fitch | Long-Term | A+ | A | A | A | A | A |
| | Short-Term | F1 | F1 | F1 | F1 | F1 | F1 |

- means not rated
* outlook is positive

For all three rating agencies, strong capital and conservative asset quality offset MUAH's low profitability and a higher level of wholesale funding relative to peers.

- On October 4, 2018, Moody's did an update to MUAH's credit opinion; MUAH and MUB's ratings and outlook remain unchanged.
- On September 27, 2018, Fitch affirmed MUB, MUAH and MUSA's ratings. The outlook remains stable.
- On April 16, 2018, S&P revised MUAH and MUB's outlook to positive from stable. The change in outlook is followed by S&P's revision to the MUFG Group's outlook to positive from stable which was a result of S&P revising the outlook on Japan's long-term sovereign rating as a result of healthier economic prospects to positive from stable.

MUFG Americas Holdings Corporation Investor Presentation, 3Q18 27

# 2018 CCAR and 2018 Mid-Cycle DFAST Results

The Federal Reserve did not object to MUAH's 2018 Annual Capital Plan and proposed capital actions

In October 2018, MUAH submitted its Mid-Cycle DFAST results to the Federal Reserve

The Mid-Cycle DFAST stress test results demonstrate MUAH's capital cushion in excess of regulatory minimums

- The 2018 BHC Severely Adverse scenario is characterized by a growing U.S. deficit, U.S. corporate debt defaults, and technology sector weakness

## 2018 Mid-Cycle Severely Adverse Scenario Results

| MUAH Actual and Projected Capital Ratios Using Dodd-Frank Capital Actions | | | | |
|---|---|---|---|---|
| | Actual June 30, 2018 | Stressed Capital Ratios | | Regulatory Post-Stress Minimums[2] |
| | | September 30, 2020 | Minimum[1] | |
| Common Equity Tier 1 Capital Ratio | 16.2% | 13.1% | 13.1% | 4.5% |
| Tier 1 Risk-based Capital Ratio | 16.2% | 13.1% | 13.1% | 6.0% |
| Total Risk-based Capital Ratio | 17.1% | 14.6% | 14.6% | 8.0% |
| Tier 1 Leverage Ratio | 10.3% | 7.7% | 7.7% | 4.0% |

| MUAH Actual and Projected Risk-Weighted Assets (RWA) | | |
|---|---|---|
| ($ in billions) | Actual – June 30, 2018 | Projected – September 30, 2020 |
| Risk-Weighted Assets (Standardized) | $99.4 | $92.4 |

[1] Represents minimum projected capital ratio from 3Q18 through 3Q20

[2] Minimum post-stress regulatory ratios as defined in the Comprehensive Capital Analysis and Review 2018 Summary Instructions for LISCC and Large and Complex Firms, February 1, 2018

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Conclusion MUAH, MUB and MUSA carry solid credit ratings and benefit from ownership by MUFG, one of the world’s largest financial organizations Strong local management team with a majority of independent board members Solid balance sheet with high-quality capital base and strong liquidity Conservative risk culture resulting in a high quality loan portfolio with historically strong credit performance There are many risks facing the banking industry and MUAH; please refer to Item 1A., Risk Factors, in our 2017 Form 10-K and our September 30, 2018 10-Q Contacts Alan Gulick Pawan Adhikari Marcy Morita Managing Director Director Director 425-423-7317 415-765-4252 415-273-2452 alan.gulick@unionbank.com pawan.adhikari@unionbank.com marcy.morita@unionbank.com MUFG Americas Holdings Corporation Investor Presentation, 3Q18 29

Appendix

# Reconciliation of Non - GAAP Measures - Adjusted Efficiency Ratio

| | As of Period End | | | | |
|---|---|---|---|---|---|
| (Dollars in millions) | September 30, 2018 | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 |
| **Noninterest expense (a)** | $ 1,059 | $ 1,083 | $ 1,084 | $ 1,039 | $ 982 |
| Less: Costs associated with services provided to MUFG Bank, Ltd. branches in the U.S. | 270 | 255 | 241 | 196 | 197 |
| **Noninterest expense, as adjusted (b)** | $ 789 | $ 828 | $ 843 | $ 843 | $ 785 |
| **Total revenue (c)** | $ 1,458 | $ 1,421 | $ 1,207 | $ 1,317 | $ 1,331 |
| Less: Fees from affiliates for services provided to MUFG Bank, Ltd.'s branches in the U.S. | 292 | 278 | 256 | 210 | 196 |
| Less: Impact of TCJA | — | — | (164) | (24) | — |
| **Total revenue, as adjusted (d)** | $ 1,166 | $ 1,143 | $ 1,115 | $ 1,131 | $ 1,135 |
| Efficiency ratio (a)/(c) | 72.59% | 76.18% | 89.84% | 78.95% | 73.78% |
| Adjusted efficiency ratio (b)/(d) | 67.61% | 72.39% | 75.64% | 74.60% | 69.16% |

The adjusted efficiency ratio is a non-GAAP financial measure. Management believes adjusting the efficiency ratio for the fees and costs associated with the provision of services to MUFG Bank, Ltd. branches in the U.S. enhances the comparability of MUAH's efficiency ratio when compared with other financial institutions. Management believes adjusting revenue for the impact of the TCJA enhances comparability between periods.

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